Exhibit 32.1

CERTIFICATION PURSUANT

TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. §1350 (as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002), we, the undersigned Chief Executive and Chief Financial and Accounting Officer of Pioneer Green Farms, Inc. (the “Company”), hereby certify that, to the best of our knowledge, the Quarterly Report on Form 10-Q of the Company for the period ended June 30,2023 (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 17, 2023	/s/ Michael Donaghy
Chief Executive Officer

/s/ Thomas Bellante
Chief Financial Officer